UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2019 (March 4, 2019)

Koss Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-3295	39-1168275
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212
(Address of principal executive offices)  (Zip code)

(414) 964-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes to Registrant's Certifying Accountant.

On March 4, 2019, Baker Tilly Virchow Krause, LLP (“Baker Tilly”), was dismissed as our independent registered public accounting firm. Wipfli LLP (“Wipfli”) has been engaged as our new independent registered public accounting firm, effective as of March 4, 2019. The Audit Committee and our Board of Directors approved the dismissal of Baker Tilly and approved the engagement of Wipfli as our independent registered public accounting firm. The selection of Wipfli as the Company’s independent registered public accounting firm will be presented for ratification by the Company’s stockholders at our 2019 Annual Meeting of Stockholders.

None of the reports of Baker Tilly on our financial statements for the past two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended June 30, 2018 and June 30, 2017, and the subsequent interim periods preceding their dismissal, there were no disagreements with Baker Tilly, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Baker Tilly, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company’s financial statements, nor was there any reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The Company provided Baker Tilly with a copy of the disclosures it is making in this report on Form 8-K and has requested that Baker Tilly furnish it with a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements. The letter is filed as Exhibit 16.1 to this report on Form 8-K.

During the two most recent fiscal years and the interim periods preceding the engagement, and through the date of this report on Form 8-K, neither the Company nor anyone on its behalf has previously consulted with Wipfli regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided nor oral advice was provided to the Company that Wipfli concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Number	Description

Exhibit 16.1	Letter from Baker Tilly Virchow Krause LLP dated March 7, 2019 regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 7, 2019	KOSS CORPORATION

	By:	/s/ Michael J. Koss
Michael J. Koss
Chief Executive Officer and President

3